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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



[X]     CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      January 16, 2001


                          Commission File no 000-03389
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                       WEIGHT WATCHERS INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


Virginia                                              11-6040273
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(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)



             175 Crossways Park West, Woodbury, New York 11797-2055
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               (Address of principal executive offices)      (Zip code)



Registrant's telephone number, including area code:   (516) 390-1400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



Item 2. Acquisition or Disposition of Assets.

On January 16, 2001, the Company completed the acquisition of the Weight Watchers franchised territories and certain business assets of Weighco Enterprises, Inc., Weighco of Northwest, Inc. and Weighco of Southwest, Inc. pursuant to the terms of the previously reported Asset Purchase Agreement, dated as of December 11, 2000 among Weighco Enterprises, Inc., Weighco of Northwest, Inc. and Weighco of Southwest, Inc. (collectively referred to as the "Sellers"), the Company and Weight Watchers North America, Inc., a wholly-owned subsidiary of the Company (the "Buyer").

The total amount of funds required for the acquisition was $83.8 million. Of this amount, the Company obtained $60 million pursuant to the Amended and Restated Credit Agreement, dated as of January 16, 2001 among Weight Watchers International, Inc., WW Funding Corp., Various Financial Institutions, as the Lenders, Credit Suisse First Boston, BHF (USA) Capital Corporation, and The Bank of Nova Scotia.

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The Asset Purchase Agreement is incorporated herein by reference to the
Company's Quarterly Report on Form 10-Q for the period ended October 28, 2000, and is listed herein as Exhibit 2.1. The Amended and Restated Credit Agreement is incorporated herein by reference and is included as Exhibit 2.3. A copy of the Company's press release announcing the closing of the acquisition is incorporated herein by reference and is included as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. To be filed by amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information. To be filed by amendment to this Current Report on Form 8-K.

(c)     Exhibits.

        2.1 Asset Purchase Agreement, dated December 11, 2000, among Weighco Enterprises, Inc., Weighco of Northwest, Inc. and Weighco of Southwest, Inc., Weight Watchers North America, Inc., and the Company incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ended October 28, 2000.

        2.2 Amendment No. 2 to Credit Agreement, dated January 16, 2001 among Weight Watchers International, Inc., WW Funding Corp., and Various Financial Institutions.

        2.3 Amended and Restated Credit Agreement, dated January 16, 2001 among Weight Watchers International, Inc., WW Funding Corp., Various Financial Institutions, as the Lenders, Credit Suisse First Boston, BHF (USA) Capital Corporation, and The Bank of Nova Scotia.

        99.1    Company Press Release dated January 16, 2001.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:  January 30, 2001
                             By: /s/ LINDA HUETT
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                             Linda Huett
                             President and Chief Executive Officer
                             (Principal Executive Officer)

Date:  January 30, 2001
                             By:  /s/ THOMAS S. KIRITSIS
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                             Thomas S. Kiritsis
                             Vice President and Chief Financial Officer
                             (Principal Financial and Accounting Officer)